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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549


                                   FORM 8-K

                                CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934


              Date of Report (date of earliest event reported):
                                August 1, 1996


                                 AIRGAS, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)



   Delaware                1-9344               56-0732648
_______________    _______________________    _____________
(State or other    (Commission File Number)   (I.R.S. Employer
jurisdiction of                                Identification
incorporation)                                 No.)



                      100 Matsonford Road, Suite 550
                            Radnor, PA  19087
                    _______________________________________
                    (Address of principal executive offices)



Registrant's telephone number, including area code: (610) 687-5253
                                                    _______________














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Item 5. Other Events.
        ____________

On August 1, 1996, Airgas, Inc. ("the Company") announced that it has signed a letter of intent to acquire Rutland Tool & Supply Co., Inc. ("Rutland"). In the transaction, which is scheduled to close later in the month, Rutland shareholders will receive approximately $65 million of Airgas common stock in exchange for all of their Rutland stock. The transaction is described in the press release attached as Exhibit 99 and incorporated herein by reference.

The statements in the attached press release relating to matters that are not historical are forward-looking statements that involve important factors that could cause actual results to differ materially from those anticipated. Cautionary statements identifying such important factors are described in reports, including the Form 8-K, dated May 7, 1996, filed by the Company with the Securities and Exchange Commission.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________

(a)  None

(b)  None

(c)  Exhibits.

     99  Press Release dated August 1, 1996































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                                  Signatures
                                  __________


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AIRGAS, INC.




                    BY:  /s/ Britton H. Murdoch
                         _______________________
                         (Britton H. Murdoch)
                         Vice President - Finance and
                         Chief Financial Officer


DATED:     August 5, 1996